EXHIBIT 32
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2005	By:	/s/ Gary A. Lyons

	Name:	Gary A. Lyons
	Title:	President and Chief Executive Officer
     In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul W. Hawran, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

(2)	That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2005	By:	/s/ Paul W. Hawran

	Name:	Paul W. Hawran
	Title:	Executive Vice President and Chief Financial Officer